Restructuring Programs	12 Months Ended
Dec. 31, 2014
Restructuring and Related Activities [Abstract]
Restructuring Programs
Restructuring Programs
In recent years, the Company has instituted restructuring programs to balance short-term profitability goals with long-term strategies. A primary objective of these programs has been to establish platforms upon which the affected businesses can grow with reduced fixed investment and generate annual operating expense savings.  The restructuring programs have been instituted in response to the continuing impact of global financial and economic uncertainty on the Company’s end markets. Restructuring costs incurred in these programs were recorded in the caption, Other expenses, of the Consolidated Statements of Operations. The timing of associated cash payments is dependent on the type of restructuring cost and can extend over a multi-year period.
Project Orion
Under Project Orion, the Harsco Metals & Minerals Segment made organizational and process improvement changes, which are expected to improve return on capital and deliver a higher and more consistent level of service to customers by improving several core processes and simplifying the organizational structure. The Company incurred $12.0 million in employee termination benefit costs related to Project Orion during 2014. As a result of actions initiated under phase one of Project Orion, during 2014, the Company realized compensation savings of approximately $6 million for the year ended December 31, 2014, or approximately $17 million on an annualized basis, with benefits from phase two of Project Orion expected to commence in 2015. Annual recurring benefits from compensation and other operational savings under Project Orion are expected to be approximately $24 million and $13 million, respectively.

The restructuring accrual for Project Orion at December 31, 2014 and the activity for the year ended December 31, 2014 were as follows:

(In thousands)	Expense Incurred in 2014	Other Adjustments	Cash Expenditures	Foreign Currency Translation	Remaining Accrual December 31 2014
Harsco Metals & Minerals Segment
Employee termination benefit costs	$11,992	$1,190	$(5,331)	$(183)	$7,668
Total	$11,992	$1,190	$(5,331)	$(183)	$7,668

The remaining accrual related to Project Orion is expected to be paid, principally, through 2015 with the remainder in the first half of 2016.
Prior Restructuring Programs
The remaining accrual for restructuring programs was $2.4 million and $5.1 million at December 31, 2014 and 2013, respectively. The remaining accrual relates primarily to exit activity costs for lease terminations expected to be paid over the remaining life of the leases.